                                                                      EXHIBIT 21

                          HILLENBRAND INDUSTRIES, INC.
                         SUBSIDIARIES OF THE REGISTRANT

      All subsidiaries of the Company are wholly-owned Indiana corporations, unless otherwise noted.

         Hillenbrand Funeral Services Group, Inc.
         Hill-Rom, Inc.
         Forethought Financial Services, Inc.
         Hillenbrand Investment Advisory Corporation, a Delaware corporation Hillenbrand Properties, Inc.
         Sherman House Corporation
         Travel Services, Inc.
         Memory Showcase, Inc.
         Sleep Options, Inc.
         The Acorn Development Group, Inc.
         Sycamore Insurance Company Limited, a Bermuda corporation
         Larkspur Holdings, Inc.

         Subsidiaries of Hillenbrand Funeral Services Group, Inc.
            Batesville Services, Inc.
            Hillenbrand Funeral Services, International, Inc.

         Subsidiaries of Batesville Services, Inc.
            Batesville Casket Company, Inc.
            Batesville International Corporation
            Batesville Logistics, Inc.
            Batesville Manufacturing, Inc.
            Batesville Casket de Mexico, S.A. de C.V., a Mexican corporation

         Subsidiary of Batesville Casket de Mexico, S.A. de C.V.
            Industrias Arga, S.A. de C.V., a Mexican corporation

         Subsidiaries of Hill-Rom, Inc.
            Hill-Rom Company, Inc.
            MEDAES Holdings, Inc., a Georgia corporation
            The OR Group, Inc.

         Subsidiaries of Hill-Rom Company, Inc.
            PaTMark Company, Inc., a Delaware corporation
            Hill-Rom International, Inc.

         Subsidiary of PaTMark Company, Inc.
            Hill-Rom Manufacturing, Inc., a Delaware corporation

         Subsidiaries of Hill-Rom International Inc.
            Hill-Rom Australia Pty, Ltd, an Australian corporation Hill-Rom Asia Limited, a Hong-Kong corporation

         Subsidiaries of Hill-Rom Manufacturing Inc.
            Hill-Rom Services, Inc., a Delaware corporation
            Fisher Berkeley Corporation, a California corporation

         Subsidiary of Hill-Rom Services, Inc.
            Hill-Rom SARL, a French corporation

         Subsidiary of MEDAES Holdings, Inc.
            Hill-Rom MEDAES, Inc., a Georgia corporation

         Subsidiary of The OR Group, Inc.
            AMATECH Corporation

         Jointly owned subsidiary of Hill-Rom Services, Inc. and MEDAES Holdings, Inc.
            Hill-Rom International B.V., a Netherlands corporation

         Subsidiaries of Hill-Rom International B.V.
            Hill-Rom B.V., a Netherlands corporation
            Hill-Rom Ltd., a United Kingdom corporation
            Hillrom S.A., a Switzerland corporation
            HR Netherlands B.V., a Netherlands corporation
            HR Investments B.V., a Netherlands corporation
            Hill-Rom Austria GmbH, an Austrian corporation

         Subsidiaries of Hill-Rom, Ltd. (UK)
            Hill-Rom (UK), Ltd., a United Kingdom corporation
            Batesville Casket UK, Ltd., a United Kingdom corporation MEDAES Ltd., a United Kingdom corporation

         Jointly owned subsidiary of Hill-Rom International B.V. and Hill-Rom Services, Inc.
            Hill-Rom GmbH, a German corporation

         Subsidiaries of Hill-Rom SARL
            Hill-Rom Industries SA, a French corporation
            Hill-Rom, S.p.A, an Italian corporation
            Hill-Rom SAS, a French corporation
            SCI Le Couviour Immoblier, a French corporation
            Hill-Rom Iberia S.L., a Spanish corporation
            Hill-Rom Medibed AB, a Swedish corporation

         Subsidiaries of Forethought Financial Services, Inc.
            Forethought Life Insurance Company
            The Forethought Group, Inc.
            Forethought Florida, Inc.
            ForeLife Agency, Inc.
            Forethought Federal Savings Bank, federally chartered
            Forethought Investment Management, Inc.
            Foresight Association, Inc.

         Subsidiaries of Forethought Life Insurance Company
            Forethought Properties, Inc.
            Arkansas National Life Insurance Company, an Arkansas company Forethought Life Assurance Company
            Forethought Life Insurance Company of New York, a New York corporation

         Jointly owned subsidiary of Batesville International Corporation, Hill-Rom, Inc., Hill-Rom Manufacturing, Inc. and Hill-Rom Company, Inc.
            Hillenbrand Industries Canada, Ltd., an Ontario (Canada) corporation

         Jointly owned subsidiary of Hillenbrand Industries, Inc., Hill-Rom Company, Inc., Batesville Services, Inc. and Hill-Rom Manufacturing, Inc.
            Hillenbrand Industries FSC (Barbados), Inc., a Barbados corporation

         Subsidiaries of Hillenbrand Properties, Inc.
            Cutler Property, Inc.

         Jointly owned subsidiary of Sycamore Insurance Company Limited and Larkspur Holdings, Inc.
            Larkspur Ridge, LLC

                                       2